Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date the financial statements were issued. Based on this review, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

Between January and March 2025, the company issued promissory notes in the principal amount of $316,270, in relation to October 14, 2024 unsecured promissory note to the Target to pay or cause to be paid, the Acquiror Transaction Expenses, as may be incurred from time to time and as such expenses become due and payable. These loans are non-interest bearing, unsecured and repayable upon the date on which the Company consummates its initial business transaction or, at the Company’s discretion, if funds allow. As of April 4, 2025 there was $741,303 outstanding under the promissory note.

On April 2, 2025, the Sponsor and Mr. Jiang, entered into a letter agreement that provides for additional funding, which will be in the form of loans, by the Sponsor to the Company, and by Mr. Jiang to the Sponsor to support certain of the financial obligations of the Company through the consummation of the Business Combination.

The letter agreement contemplates that the Sponsor will loan, in the aggregate, $650,000 to the Company (the “Loan”). The Loan will be made pursuant to the promissory note, dated November 30, 2021, as amended on July 22, 2023. $200,000 shall be loaned to the Company no later than April 16, 2025, which is ten (10) business days from the date of the letter agreement.

The balance of the Loan in the aggregate amount of $450,000 will be made in two tranches to the Sponsor by Mr. Jiang. The first tranche in the amount of $229,770 was delivered by Mr. Jiang to the Sponsor on March 25, 2025, and loaned to the Company by the Sponsor to make the extension payment to extend the date by which the Company can consummate the Business Combination to June 29, 2025. The second tranche in the amount of $220,230 shall be paid directly to the Company by Mr. Jiang on behalf of the Sponsor within five business days of the date the Company clears all SEC comments in connection with the Registration Statement on Form S-4, of which this proxy statement/prospectus forms a part.

The Loan shall be reduced by an amount equal to 50% of any amount in excess of $2,000,000 that may be remaining in the Trust Account after the consummation of the Business Combination. To the extent there is a balance due on the Loan after any such reduction, the Sponsor has agreed to repay the balance to Mr. Jiang no later than six months after the consummation of the Business Combination. In the event the Business Combination is terminated, or is unable to be consummated, the Sponsor shall repay the Loan balance within six months of such date. As an incentive to the funding the Loan, CFI has agreed that upon the consummation of the Business Combination it will exclude 200,000 of the Founder Shares held by the Sponsor from the Lock-Up.